OUTSOURCING SOLUTIONS INC.

                               THIRD AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of September 23, 1998 and entered into by and among OUTSOURCING SOLUTIONS INC., a Delaware corporation ("Com pany"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as the "Lend ers"), and GOLDMAN SACHS CREDIT PARTNERS L.P. and THE CHASE MANHAT TAN BANK, as Co-Administrative Agents (in such capacities, "Co-Administrative Agents"), and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of January 26, 1998, as heretofore amended, supplemented or otherwise modified (as so amended, supplemented or modified, the "Credit Agreement"), by and among Company, the Lenders, Goldman Sachs Credit Partners L.P. and Chase Securities Inc., as Arranging Agents and Co-Administrative Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement and in the amendments contained in Section 1 hereof.


                                    RECITALS

         WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement to provide for certain adjustments to the covenants restricting Permitted Portfolio Acquisitions and Portfolio Advances.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AMENDMENT TO CREDIT AGREEMENT

1.1  Amendments to Section 7:  Negative Covenants

     A. Subsection 7.7(v) of the Credit Agreement is hereby amended by deleting clause (d) therefrom in its entirety and substituting therefor the following:

          "(d) the aggregate amount expended for Permitted Portfolio Acquisitions of receivables portfolios from Bally's Inc. shall not exceed $10,000,000 during any Fiscal Year, and the aggregate amount expended for all other Permitted Portfolio Acquisitions(1) during Fiscal Year 1998, together with the aggregate amount of all Investments made pursuant to subsection 7.3(v)(c) and the aggregate amount advanced and retained by Company and/or its Subsidiaries as Portfolio Advances during such period, shall not exceed $55,000,000, and (2) during any Fiscal Year after 1998, together with the aggregate amount of all Investments made pursuant to subsection 7.3(v)(c) and the aggregate amount advanced and retained by Company and/or its Subsidiaries as Portfolio Advances during such Fiscal Year, shall not exceed $15,000,000;"


SECTION 2.  ACKNOWLEDGMENT AND CONSENT

     Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all Obligations.

     Each Subsidiary Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.


SECTION 3.  COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

     A. Corporate Power and Authority. Each Loan Party has all requisite corporate or partnership (as applicable) power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the other Loan Documents.

     B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Loan Party.

     C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement and the other Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws (or other analogous organizational document) of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or
(iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Third Amendment Effective Date and disclosed in writing to Lenders.

     D. Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement and the other Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each Loan Party and are the legally valid and binding obligations of each Loan Party, enforceable against each of them in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


SECTION 4.  MISCELLANEOUS

     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

         (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

     B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGA TIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective (the date of effectiveness being referred to herein as the "Third Amendment Effective Date") upon the execution of a counterpart hereof by Company, each Subsidiary Guarantor and Requisite Lenders and receipt by Company and Co-Administrative Agents of written or telephonic notification of such execution and authorization of delivery thereof. Notwithstanding the date of effectiveness of the Second Amendment to the Credit Agreement, the provisions of this Amendment with respect to subsection 7.7 (v)(d) of the Credit Agreement shall be controlling on and after the Third Amendment Effective Date.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                  COMPANY:      OUTSOURCING SOLUTIONS INC.


                                By:      /s/ Daniel J. Dolan
                                         ---------------------------------------
                                         Name:   Daniel J. Dolan
                                         Title:  EVP, Chief Financial Officer



          AGENTS AND LENDERS:   GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                individually and as a Co-Administrative Agent


                                By:      ---------------------------------------
                                         Authorized Signatory



                                THE CHASE MANHATTAN BANK,
                                individually and as a Co-Administrative Agent


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                SUNTRUST BANK, ATLANTA,
                                individually and as Collateral Agent


                                By:      ---------------------------------------
                                         Name:
                                         Title:


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                AG CAPITAL FUNDING PARTNERS, L.P.


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                ARCHIMEDES FUNDING, L.L.C.


                                By:      ING Capital Advisors, Inc.,
                                         as Collateral Manager


                                         By:    --------------------------------
                                                Name:
                                                Title:



                                ARES LEVERAGED INVESTMENT FUND, L.P.


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                CANADIAN IMPERIAL BANK OF COMMERCE


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                CAPTIVA FINANCE III, LTD.


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                THE FIRST NATIONAL BANK OF CHICAGO


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC.


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                ML DEBT STRATEGIES FUND II, INC.


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                ML INCOME STRATEGIES PORTFOLIO


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                CREDITANSTALT - BANKVEREIN


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                BANKBOSTON, N.A.


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                FIRST DOMINION FUNDING I


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                FRANKLIN FLOATING RATE TRUST


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                HELLER FINANCIAL, INC.


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                ING HIGH INCOME PRINCIPAL
                                PRESERVATION FUND HOLDINGS, LDC


                                By:      ING Capital Advisors, Inc.
                                         as Investment Advisor


                                         By:    --------------------------------
                                                Name:
                                                Title:



                                LASALLE NATIONAL BANK


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                PNC BANK, NATIONAL ASSOCIATION


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                PUTNAM VT HIGH YIELD TRUST


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                PUTNAM HIGH YIELD TRUST


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                ROYALTON COMPANY


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                SOUTHERN PACIFIC BANK


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                TORONTO DOMINION BANK


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                VAN KAMPEN AMERICAN CAPITAL
                                PRIME RATE INCOME TRUST


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                VAN KAMPEN AMERICAN CAPITAL
                                SENIOR FLOATING RATE FUND


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                INDOSUEZ CAPITAL FUNDING II, LTD.


                                By:      INDOSUEZ CAPITAL LUXEMBOURG, as
                                         Collateral Manager


                                         By:    --------------------------------
                                                Name:
                                                Title:



                                INDOSUEZ CAPITAL FUNDING III, LTD.


                                By:      INDOSUEZ CAPITAL LUXEMBOURG,
                                         as Collateral Manager


                                         By:    --------------------------------
                                                Name:
                                                Title:



                                SENIOR DEBT PORTFOLIO


                                By:      BOSTON MANAGEMENT AND
                                         RESEARCH, as Investment Advisor


                                         By:    --------------------------------
                                                Name:
                                                Title:



                                SPS SWAPS


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                PILGRIM AMERICA PRIME RATE TRUST


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                PILGRIM HIGH INCOME INVESTMENTS Ltd.


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                DELANO COMPANY


                                By: Pacific Investment Management Company, as its Investment Advisor


                                         By:    --------------------------------
                                                Name:
                                                Title:



                                KZH  CRESCENT-2  LLC


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                KZH III  LLC


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                KZH CYPRESSTREE-1 LLC


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                KZH  CRESCENT  LLC


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                KZH  ING-2 LLC


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                VAN KAMPEN CLO II, LIMITED


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                INDOSUEZ CAPITAL FUNDING IIA, LTD.


                                By:      INDOSUEZ CAPITAL,
                                         as Portfolio Advisor


                                         By:    --------------------------------
                                                Name:
                                                Title:



                                INDOSUEZ CAPITAL FUNDING III, LTD.


                                By:      INDOSUEZ CAPITAL,
                                         as Portfolio Advisor


                                         By:    --------------------------------
                                                Name:
                                                Title:



                                CREDIT LYONNAIS


                                By:      ---------------------------------------
                                         Name:
                                         Title:

         SUBSIDIARY GUARANTORS:
                                ALASKA FINANCIAL SERVICES, INC.
                                CFC SERVICES CORP.
                                CONTINENTAL CREDIT SERVICES, INC.


                                By:      /s/ DanielJ. Dolan
                                         ---------------------------------------
                                         Name:   Daniel J. Dolan
                                         Title:  Treasurer



                                A.M. MILLER & ASSOCIATES, INC.
                                ACCOUNT PORTFOLIOS, INC.
                                ASSET RECOVERY & MANAGEMENT CORP.
                                FURST AND FURST, INC.
                                INDIANA MUTUAL CREDIT ASSOCIATION, INC.
                                JENNIFER LOOMIS & ASSOCIATES, INC.
                                NATIONAL ACCOUNT SYSTEMS, INC.
                                PAYCO AMERICAN CORPORATION
                                PAYCO AMERICAN INTERNATIONAL CORP.
                                PAYCO-GENERAL AMERICAN CREDITS, INC.
                                PROFESSIONAL RECOVERIES INC.
                                QUALINK, INC.
                                UNIVERSITY ACCOUNTING SERVICE, INC.
                                ACCELERATED BUREAU OF COLLECTIONS, INC.
                                NORTH SHORE AGENCY, INC.


                                By:      /s/ DanielJ. Dolan
                                         ---------------------------------------
                                         Name:   Daniel J. Dolan
                                         Title:  Treasurer



                                PERIMETER CREDIT, L.L.C.
                                GULF STATE CREDIT, L.L.C.
                                SHERMAN ACQUISITION CORPORATION
                                THE UNION CORPORATION
                                ALLIED BOND & COLLECTION AGENCY, INC.
                                AMERICAN CHILD SUPPORT SERVICE BUREAU, INC.
                                CAPITAL CREDIT CORPORATION
                                TRANSWORLD SYSTEMS INC.
                                UCO PROPERTIES, INC.
                                UNION FINANCIAL SERVICES GROUP, INC.
                                HIGH PERFORMANCE SERVICES, INC.
                                HIGH PERFORMANCE SERVICES OF FLORIDA, INC.
                                INTERACTIVE PERFORMANCE, INC.
                                INTERACTIVE PERFORMANCE OF FLORIDA, INC.
                                AMERICAN RECOVERY COMPANY, INC.
                                C.S.N. CORP.
                                GENERAL CONNECTOR CORPORATION
                                U.C.O.-M.B.A. CORPORATION
                                UNION-SPECIALTY STEEL CASTING CORPORATION
                                INTERACTIVE PERFORMANCE OF GEORGIA, INC.


                                By:      /s/ DanielJ. Dolan
                                         ---------------------------------------
                                         Name:   Daniel J. Dolan
                                         Title:  Treasurer